EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Soupman, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)

the accompanying Quarterly Report on Form 10-Q of the Registrant for the quarterly report ended February 29, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 14, 2016

By:	/s/ Robert Bertrand
Name:	Robert Bertrand
Title:	President and Chief Financial Officer
(Principal Financial Officer)